UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2012

OPNEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33306	22-3761205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46429 Landing Parkway, Fremont, California 94538

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 580-8828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 31, 2012, the Board of Directors of Opnext, Inc. (“Opnext”) determined that an unsolicited non-binding offer to acquire all of the issued and outstanding capital stock of Opnext for $1.40 per share (the “Offer”) was not superior to Opnext’s proposed merger with Oclaro, Inc. The Offer had been received on May 23, 2012 from a technology-focused private equity firm with significant available capital and was subject to the performance of due diligence by the private equity firm. After careful consideration and consultation with its financial and legal advisors and with Opnext management, Opnext’s Board of Directors determined that the Offer did not constitute a “Company Superior Proposal,” as such term is defined in the Agreement and Plan of Merger and Reorganization, dated as of March 26, 2012, among Opnext, Oclaro, Inc. (“Oclaro”) and Tahoe Acquisition Sub, Inc.

Opnext notes that significant progress has been made on the pending merger with Oclaro and that Opnext believes, subject to receipt of the required stockholder approvals of Opnext and Oclaro and other remaining third party regulatory consents, the merger is on target for a closing early in the third calendar quarter of 2012.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 4, 2012

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Opnext and Oclaro. In connection with the proposed transaction, Opnext and Oclaro have filed and plan to file documents with the Securities and Exchange Commission, including the filing by Oclaro on May 8, 2012 of a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus, and each of Opnext and Oclaro plan to file other documents with the SEC regarding the proposed transaction. Investors and security holders of Oclaro and Opnext are urged to carefully read the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Opnext and Oclaro as they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of the documents filed with the SEC on Opnext’s website at www.opnext.com or Oclaro’s website at www.oclaro.com or the SEC’s website at www.sec.gov. Opnext, Oclaro and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus described above. Additional information regarding the directors and executive officers of Opnext is also included in Opnext’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on January 26, 2012.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements in this report are “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Opnext’s and Oclaro’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Opnext’s and Oclaro’s expectations with respect to the anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Opnext and Oclaro and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the merger to close for any reason; (ii) the competitive position and opportunities for the combined company; (iii) general business and economic conditions; (iv) the performance of financial markets; (v) risks relating to the consummation of the contemplated merger, including the risk that required stockholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (vi) the impact on the merger on the markets for the combined companies optical, industrial and consumer products; (vii) the failure of the combined company to realize synergies and cost-savings from the transaction or delay in realization thereof; (viii) the businesses or employees of Opnext and Oclaro not being combined and integrated successfully, or such combination taking longer or being more difficult, time-consuming or costly to accomplish than expected; (ix) operating costs and business disruption following the merger, including adverse effects on employee retention and on our business relationships with third parties; (x) the future performance of the combined company following the closing of the merger; (xi) the combined company’s ability to maintain gross margins; (xii) effects of fluctuating product mix on results; (xiii) the combined company’s ability to timely develop and commercialize new products; (xiv) the combined company’s ability to respond to evolving technologies and customer requirements; (xv) the combined company’s dependence on a limited number of customers for a significant percentage of its projected revenues; (xvi) the combined company’s ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources; (xvii) increased costs related to downsizing and compliance with regulatory requirements in connection with such downsizing, competition and pricing pressure; (xviii) the combined company’s potential lack of availability of credit or opportunity for equity based financing; (xix) the combined company’s risks associated with international operations; (xx) the combined company’s outcome of tax audits or similar proceedings; and (xxi) the outcome of litigation pending against Opnext or Oclaro. Additional factors that can cause the results to materially differ than those described in the forward-looking statements can be found in the most recent Form 10-Q, most recent Form 10-K and other periodic reports filed by Opnext and Oclaro with the Securities and Exchange Commission. They each anticipate subsequent events and developments may cause their views and expectations to change. Neither Opnext nor Oclaro assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opnext, Inc.

Date: June 4, 2012	By:	/s/ Robert J. Nobile
Robert J. Nobile
Chief Financial Officer and Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 4, 2012